SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 19, 2001
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On September 19, 2001, NTL Incorporated  issued a press release reaffirming that the tragic events of the past week in the United States have had no discernable negative impact upon its business operations or performance. NTL's operating businesses are located in Europe and Australia.

     The Company also reaffirms it will meet or exceed its EBITDA target of Pounds Sterling 130m for Q3 and that it is in compliance with all bank agreements and other covenants.

     The full text of the Press Release is attached to this report as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.                              Page
-------    ----------------------------------                              ----
           Exhibits

99.1       Press release, dated September 19, 2001.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: September 19, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Press release, dated September 19, 2001

                                                                    Exhibit 99.1
NTL LOGO

                   NTL REAFFIRMS PERFORMANCE INDICATORS

     New York, NY (September  19,  2001)-NTL  Incorporated  (NYSE:  NLI,  NASDAQ
Europe: NTLI) stated today that the tragic events of the past week in the United States have had no discernable negative impact upon its business operations or performance. NTL's operating businesses are located in Europe and Australia.

     NTL also reaffirms that the Company will meet or exceed its EBITDA target of Pounds Sterling 130m for Q3 2001 and that it is in compliance with all of its bank agreements and other covenants.

     Furthermore, NTL continues to be actively engaged in the strategic processes previously announced for the Broadcast and Continental European businesses and expects to have conclusive announcements prior to the end of the year.

-End-

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

     Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated, budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions and other matters.

For more information please contact:
In the U.S.:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development Tamar Gerber, Director- Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com The Abernathy MacGregor Group - Winnie Lerner, (+1) 212 371 5999

In the UK:
Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144,
or via e-mail at investorrelations@ntl.com